UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 18, 2025
Date of Report (Date of earliest event reported)
Essential Properties Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38530	82-4005693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Carnegie Center Boulevard, Suite 520 Princeton, New Jersey (Address of principal executive offices)		08540 (Zip Code)

Registrant’s telephone number, including area code: (609) 436-0619

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, $0.01 par value per share	EPRT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.
The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 21, 2025, Essential Properties, L.P. (the “Issuer”), a Delaware limited partnership and subsidiary of Essential Properties Realty Trust, Inc., a Maryland corporation (the “Guarantor”), closed an underwritten public offering of $400,000,000 aggregate principal amount of its 5.400% Senior Notes due 2035 (the “Notes”).
The Notes are fully and unconditionally guaranteed by the Guarantor (the “Guarantee”). The terms of the Notes are governed by an indenture, dated as of June 28, 2021 (the “Base Indenture”), by and among the Issuer, the Guarantor and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by a second supplemental indenture, dated as of August 21, 2025 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Issuer, the Guarantor and the Trustee. The Indenture contains various restrictive covenants, including requirements to maintain a certain percentage of total unencumbered assets by the Guarantor. Copies of the Base Indenture and the Second Supplemental Indenture, including the form of Notes and the Guarantee, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.
The purchase price paid by the underwriters for the Notes was 97.667% of the principal amount thereof. The Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness. However, the Notes are effectively subordinated in right of payment to all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the value of the collateral securing such indebtedness) and to all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries and of any entity the Issuer accounts for using the equity method of accounting and to all preferred equity not owned by the Issuer, if any, in any of its subsidiaries and in any entity the Issuer accounts for using the equity method of accounting. The Notes bear interest at 5.400% per annum. Interest is payable on June 1 and December 1 of each year, beginning December 1, 2025, until the maturity date of December 1, 2035.
Prior to September 1, 2035 (three months prior to the maturity date of the Notes), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price in cash (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
•(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on September 1, 2035) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) unpaid interest accrued thereon to, but not including, the redemption date; and
•(2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, unpaid interest, accrued thereon to, but not including, the redemption date.
Notwithstanding the foregoing, if any of the Notes are redeemed on or after September 1, 2035 (three months prior to the maturity date of the Notes), the redemption price will not include a make-whole premium.
Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:
•default for 30 days in the payment of any installment of interest under the Notes;

•default in the payment of the principal amount or any other portion of the redemption price due with respect to the Notes, when the same becomes due and payable;
•the Guarantee is not (or is claimed by the Guarantor in writing to the trustee not to be) in full force and effect (other than in accordance with the terms of the Indenture) with respect to the Notes;
•failure by the Issuer or the Guarantor to comply with any of the Issuer’s or the Guarantor’s respective other agreements contained in the Notes or the Indenture with respect to the Notes upon receipt by the Issuer of notice of such default by the trustee or by holders of not less than 25% in aggregate principal amount of the Notes then outstanding and the Issuer’s failure to cure (or obtain a waiver of) such default within 60 days after receipt by the Issuer of such notice;
•failure to pay any Debt (as defined in the Indenture) (other than Non-Recourse Debt (as defined in the Indenture)) that is (a) of the Issuer or the Guarantor or any Subsidiary (as defined in the Indenture) in which the Issuer or the Guarantor has invested at least $50,000,000 in capital (a “Significant Subsidiary”) and (b) in an outstanding principal amount in excess of $50,000,000 at final maturity or upon acceleration after the expiration of any applicable grace period, which Debt is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the trustee (or to the Issuer and the trustee from holders of at least 25% in principal amount of the outstanding Notes); or
•certain events in bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer, Guarantor, or any Significant Subsidiary or all or substantially all of their respective property.
The descriptions of the Base Indenture and the Second Supplemental Indenture in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Base Indenture and the Second Supplemental Indenture, respectively.
The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on June 17, 2024 (Registration Nos. 333-280265 and 333-280265-01), a base prospectus, dated June 17, 2024, and a prospectus supplement, dated August 18, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
Item 8.01 — Other Events.
On August 18, 2025, the Issuer and the Guarantor entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, with respect to the offering of the Notes, which will be fully and unconditionally guaranteed by the Guarantor. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of August 18, 2025, among the Issuer and the Guarantor, on the one hand, and Wells Fargo Securities, LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, on the other hand

4.1
Indenture, dated as of June 28, 2021, among the Issuer, the Guarantor and the Trustee, including the form of the Guarantee (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on 8-K filed on June 28, 2021)

4.2	Second Supplemental Indenture, dated as of August 21, 2025, among the Issuer, the Guarantor and the Trustee, including the form of the Notes

5.1	Opinion of Venable LLP

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL PROPERTIES REALTY TRUST, INC.

Date: August 21, 2025	By:	/s/ Mark E. Patten
Mark E. Patten
Executive Vice President, Chief Financial Officer,
Treasurer and Corporate Secretary